Exhibit 10.1
THE AMENDED AND RESTATED
2002 STOCK OPTION AND INCENTIVE PLAN
OF
AMB PROPERTY CORPORATION
AND AMB PROPERTY, L.P.
(Amended September 23, 2004)
(Amended and Restated February 16, 2007)
          AMB Property Corporation, a Maryland corporation (the “Company”), and AMB Property, L.P., a Delaware limited partnership (the “Partnership”), have adopted The 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P., as amended and restated herein (the “Plan”), originally effective as of February 26, 2002, for the benefit of their eligible Employees, Consultants and Directors and those of their Subsidiaries. The Plan consists of two plans, one for the benefit of Employees, Consultants and Independent Directors of the Company and its subsidiaries and one for the benefit of the Employees and Consultants of the Partnership and its subsidiaries.
          As originally approved by the Board on February 26, 2002 subject to approval of the stockholders of the Company which was obtained on May 30, 2002, 10,000,000 shares of Common Stock were initially reserved for issuance under the Plan. On February 16, 2007, the Board approved the reservation of an additional 7,500,000 shares of Common Stock under the Plan subject to approval of the stockholders of the Company on May 10, 2007 or thereafter. As a result, subject to obtaining approval of the stockholders of the Company as of such date, an aggregate of 17,500,000 shares of Common Stock were reserved for issuance under the Plan.
          The purposes of this Plan are as follows:
          (1) To provide an additional incentive for Employees, Consultants and Independent Directors of the Company and any Company Subsidiary and Employees and Consultants of the Partnership and any Partnership Subsidiary to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.
          (2) To enable the Company and the Partnership, and their respective Subsidiaries, to obtain and retain the services of Independent Directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.
ARTICLE I.
DEFINITIONS
          1.1. General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

          1.2. Award Limit. “Award Limit” shall mean one million (1,000,000) shares of Common Stock, as adjusted pursuant to Section 10.3.
          1.3. Board. “Board” shall mean the Board of Directors of the Company.
          1.4. Cause. “Cause,” unless otherwise defined in an Employee’s employment agreement, or a Consultant’s consulting agreement, with the Company, the Partnership or one of their respective Subsidiaries, shall mean (i) gross negligence or willful misconduct, (ii) an uncured breach of any of the employee’s material duties under their employment agreement or terms, (iii) fraud or other conduct against the material best interests of the Company, the Partnership or one of their respective Subsidiaries, or (iv) a conviction of a felony if such conviction has a material adverse effect on the Company and/or the Partnership or one of their respective Subsidiaries.
          1.5. Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.
          1.6. Committee. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1; provided, however, that, in the case of a person who is an “officer or director of the issuer” within the meaning of Rule 16-3(a) under the Exchange Act, the grant of any award under this Plan to such person shall be made by the Compensation Committee of the Board.
          1.7. Common Stock. “Common Stock” shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.
          1.8. Company. “Company” shall mean AMB Property Corporation, a Maryland corporation.
          1.9. Company Employee. “Company Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.
          1.10. Consultant. “Consultant” shall mean any consultant or adviser if:
          (a) the consultant or adviser renders bona fide services to the Company, the Partnership or any of their respective Subsidiaries;
          (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the securities of the Company, the Partnership or any of their respective Subsidiaries; and
          (c) the consultant or adviser is a natural person who has contracted directly with the Company, the Partnership or any of their respective Subsidiaries, as applicable, to render such services.

          1.11. Corporate Transaction. “Corporate Transaction” shall mean the consummation of any of the following stockholder-approved transactions to which the Company is a party:
          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;
          (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or
          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.
          1.12. Deferred Stock. “Deferred Stock” shall mean Common Stock awarded under Article VII of this Plan.
          1.13. Director. “Director” shall mean a member of the Board.
          1.14. Disability. “Disability” shall mean with respect to any person, that such person (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (b) is, by reason of any medically undeterminable physical or mental impairment that can be expected to result in death or can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering employees of such person or (c) is determined to be totally disabled by the Social Security Administration. The existence of a Disability under clause (a) and (b) shall be determined by the Administrator in its sole discretion.
          1.15. Dividend Equivalent. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends or regular cash distributions paid on Common Stock, awarded under Article VII of this Plan.
          1.16. DRO. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
          1.17. Employee. “Employee” shall mean any Company Employee or any Partnership Employee.

          1.18. Equity Restructuring. “Equity Restructuring” shall mean the following non-reciprocal transactions between the Company and its stockholders: a stock dividend or other distribution, stock split, reverse stock split or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Options, Performance Awards, Dividend Equivalents, Stock Payments, Stock Appreciation Rights, awards of Restricted Stock or awards of Deferred Stock.
          1.19. Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          1.20. Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the date of grant, or if shares were not traded on the date of grant, then on the next succeeding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the date of grant as reported by such quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on a quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of awards granted to Independent Directors) acting in good faith.
          1.21. Family Member. “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s, Grantee’s or Restricted Stockholder’s household (other than a tenant or an employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionee, Grantee or Restricted Stockholder) control the management of assets, and any other entity in which these persons (or the Optionee, Grantee or Restricted Stockholder) own more than fifty percent (50%) of the voting interests.
          1.22. Grantee. “Grantee” shall mean an Employee, Consultant or Director granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.
          1.23. Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.
          1.24. Independent Director. “Independent Director” shall mean a member of the Board who is not an employee, officer or affiliate of the Company, the Partnership or any of their respective Subsidiaries, or a relative of any principal executive officer of the Company, the Partnership or any of their respective Subsidiaries, and who is not an individual member of an organization acting as an advisor, Consultant or legal counsel receiving compensation on a continuing basis from the Company, the Partnership or any of their respective Subsidiaries in addition to director’s fees.
          1.25. Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.
          1.26. Option. “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to anyone other than Company Employees shall be Non-Qualified Stock Options.
          1.27. Optionee. “Optionee” shall mean an Employee, Consultant or Director granted an Option under this Plan.
          1.28. Partnership. “Partnership” shall mean AMB Property, L.P., a Delaware limited partnership.
          1.29. Partnership Agreement. “Partnership Agreement” shall mean the Twelfth Amended and Restated Agreement of Limited Partnership of the Partnership, as the same may be amended, modified or restated from time to time.
          1.30. Partnership Employee. “Partnership Employee” shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership or any entity which is then a Partnership Subsidiary.
          1.31. Partnership Optionee Purchased Shares. “Partnership Optionee Purchased Shares shall have the meaning set forth in Section 5.4.
          1.32. Partnership Purchase Price. “Partnership Purchase Price” shall have the meaning set forth in Section 5.4.
          1.33. Partnership Purchased Shares. “Partnership Purchased Shares” shall have the meaning set forth in Section 5.4.
          1.34. Partnership Subsidiary. “Partnership Subsidiary” shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries.

          1.35. Performance Award. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.
          1.36. Plan. “Plan” shall mean The Amended and Restated 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P.
          1.37. Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VI of this Plan.
          1.38. Restricted Stockholder. “Restricted Stockholder” shall mean an Employee, Director or Consultant granted an award of Restricted Stock under Article VI of this Plan.
          1.39. Retirement. “Retirement” shall mean a Termination of Employment, Directorship or Consultancy from the Company, Partnership and its subsidiaries on or after the attainment of a combined age and years of service equaling at least fifty-five (55) with a minimum of ten (10) years of service.
          1.40. Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
          1.41. Section 162(m) Participant. “Section 162(m) Participant” shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.
          1.42. Stock Appreciation Right. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article VIII of this Plan.
          1.43. Stock Payment. “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee, Independent Director or Consultant in cash, awarded under Article VII of this Plan.
          1.44. Subsidiary. “Subsidiary” shall mean any Company Subsidiary or any Partnership Subsidiary.
          1.45. Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a Consultant to the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, by resignation, discharge, disability, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary. The Committee, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.
          1.46. Termination of Directorship. “Termination of Directorship” shall mean the time when an Optionee, Grantee or Restricted Stockholder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be re-elected, disability, death or retirement; but excluding, at the discretion of the Committee, terminations (i) where there is a simultaneous employment of an Independent Director by the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary or (ii) which are followed by the simultaneous establishment of a directorship with a Company Subsidiary or a Partnership Subsidiary. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors in accordance with the Company’s bylaws.
          1.47. Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, or (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship between the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary and the former employee. The Committee, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its sole and absolute discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

ARTICLE II.
SHARES SUBJECT TO PLAN
          2.1. Shares Subject to Plan.
          (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be shares of Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed seventeen million five hundred thousand (17,500,000), which includes ten million (10,000,000) shares initially authorized in February 2002 and an additional seven million five hundred thousand (7,500,000) shares authorized in 2007 subject to receipt of stockholder approval. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be previously authorized but unissued shares.
          (b) The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit.
          2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Sections 2.1 and 2.3. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.7 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1 and 2.3. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing, Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of shares of Common Stock available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of such Stock Appreciation Right.

          2.3. Limitations on Certain Add-backs. Shares of Common Stock which are delivered by the Optionee (that the Optionee already owns) upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, or which are repurchased by the Company using the cash paid upon exercise of an option may be optioned, granted or awarded under the Plan until the tenth anniversary of the last date of shareholder approval of the Plan. Likewise, shares of Restricted Stock that are forfeited by the Grantee in satisfaction of tax withholding obligations, may be optioned, granted or awarded hereunder until the tenth anniversary of the last date of shareholder approval of the Plan. The foregoing limitations of this Section 2.3 shall not apply to the extent the Committee determines in its sole discretion they are not necessary in order to comply with any applicable listing qualification requirements under any exchange or national market on which shares of Common Stock are intended to be listed for exchange.
ARTICLE III.
GRANTING OF OPTIONS
          3.1. Eligibility. Any Employee, Consultant or Independent Director selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Independent Directors of the Company shall also be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).
          3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.
          3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not a Company Employee, or to any Employee of a Subsidiary which does not constitute a “subsidiary corporation” within Section 424(f) of the Code.
          3.4. Granting of Options.
          (a) The Committee (or the Board, in the case of Options granted to Independent Directors) shall from time to time, in its sole and absolute discretion, and subject to applicable limitations of this Plan:
          (i) Select from among the Employees, Consultants and Independent Directors (including Employees, Consultants and Independent Directors who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;
          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to Employees, Consultants or Independent Directors;

          (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and
          (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.
          (b) Upon the selection of an Employee, Consultant or Independent Director to be granted an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.
          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.
          (d) During the term of the Plan, a person who is initially elected to the Board and who is an Independent Director at the time of such initial election automatically shall be granted an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the first sentence of this Section 3.4(d). All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.
ARTICLE IV.
TERMS OF OPTIONS
          4.1. Option Agreement. Each Option shall be evidenced by a written agreement (each, a “Stock Option Agreement”), which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
          4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that (i) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iv) in the case of all other Options granted, such price shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding any other provision of this Plan to the contrary, the Committee shall not have the authority to amend the terms of any outstanding Option to reduce its exercise price.
          4.3. Option Term. The term of an Option shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole and absolute discretion; provided, however, that, (i) no Option shall be granted with a term of more than ten (10) years from the date the Option is granted, (ii) in the case of Options granted to Independent Directors, unless the Board otherwise provides in the terms of the Option or otherwise, the term shall be ten (10) years from the date the Option is granted, and (iii) in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted, if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Consultancy or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.
          4.4. Option Vesting.
          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) and the Committee (or the Board, in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee (or the Board, in the case of Options granted to Independent Directors) otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that, unless the Board otherwise provides in the terms of the Options or otherwise, Options granted to Independent Directors pursuant to Section 3.4(d) shall become fully exercisable on the first anniversary of the date of Option grant, except as provided in Section 10.3(b). In the event of a Grantee’s Termination of Employment, Directorship or Consultancy, death or disability or a Corporate Transaction of the Company, the

Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.
          (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee.
          (c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.
          4.6. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any Stock Option Agreement hereunder shall (i) confer upon any Optionee any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws.
ARTICLE V.
EXERCISE OF OPTIONS
          5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.
          5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Stock Option Agreement):

          (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;
          (b) Such representations and documents as the Committee, in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its sole and absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
          (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and
          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may, in its sole and absolute discretion, (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; or (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii) and (iii).
          5.3. Transfer of Shares to a Company Employee, Consultant or Independent Director. As soon as practicable after receipt by the Company, pursuant to Section 5.2(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee, Consultant or Independent Director was issued to and is held by such Optionee in such capacity), or portion thereof, is exercised by an Optionee who is a Company Employee, Independent Director or a Consultant to the Company, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to
          (a) The amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d), divided by
          (b) The price per share of the shares subject to the Option as determined pursuant to Section 4.2.
          5.4. Transfer of Shares to a Partnership Employee or Consultant. As soon as practicable after receipt by the Company, pursuant to Section 5.2(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee or Consultant in such capacity, or portion thereof, is exercised by an Optionee who is a Partnership Employee or a Consultant to the Partnership, with respect to each such exercise:

          (a) the Company shall transfer to the Optionee the number of shares equal to (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the “Partnership Optionee Purchased Shares”);
          (b) the Company shall sell to the Partnership the number of shares (the “Partnership Purchased Shares”) equal to the excess of (i) the amount obtained by dividing (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) by (B) the price per share of the shares subject to the Option as determined pursuant to Section 4.2., over (ii) the Partnership Optionee Purchased Shares. The price to be paid by the Partnership to the Company for the Partnership Purchased Shares (the “Partnership Purchase Price”) shall be an amount equal to the product of (x) the number of Partnership Purchased Shares multiplied by (y) the Fair Market Value of a share of Common Stock at the time of the exercise; and
          (c) as soon as practicable after receipt of the Partnership Purchased Shares by the Partnership, the Partnership shall transfer such shares to the Optionee at no additional cost, as additional compensation.
          5.5. Transfer of Payment to the Partnership. As soon as practicable after receipt by the Company of the amounts described in Section 5.2(d) and 5.4(b), the Company shall contribute to the Partnership an amount of cash equal to such payments and the Partnership shall issue an additional interest in the Partnership on the terms set forth in the Partnership Agreement.
          5.6. Conditions to Issuance of Stock Certificates. The Company or the Partnership shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:
          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole and absolute discretion, deem necessary or advisable;
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable;
          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and
          (e) The receipt by the Company or the Partnership of full payment for such shares, including payment of any applicable withholding tax.

          5.7. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.
          5.8. Ownership and Transfer Restrictions. The Committee, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.
          5.9. Limitations on Exercise of Options Granted to an Optionee. The Committee, in its sole and absolute discretion, may impose such limitations and restrictions on the exercise of Options as it deems appropriate. Any such limitation shall be set forth in the respective Stock Option Agreement. Notwithstanding the foregoing, an Option is not exercisable if in the sole and absolute discretion of the Committee the exercise of such Option would likely result in any of the following:
          (a) the Optionee’s or any other person’s ownership of capital stock being in violation of the Stock Ownership Limit (as defined in the Company’s Articles of Incorporation); or
          (b) income to the Company that could impair the Company’s status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.
ARTICLE VI.
AWARD OF RESTRICTED STOCK
          6.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee, Independent Director or Consultant whom the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) determines should receive such an award.
          6.2. Award of Restricted Stock.
          (a) The Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) may from time to time, in its sole and absolute discretion:
          (i) Select from among the Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and
          (ii) Subject to Section 10.4, determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of awards to Employees or Consultants of the Partnership or any Partnership Subsidiary, the mechanism for the transfer of the Restricted Stock and payment therefor and, in the case of the repurchase of shares of Restricted Stock subject to restrictions in effect at the time of the Termination of Employment, Termination of Directorship or Termination of Consultancy of such Employee, Independent Director or Consultant, as the case may be) applicable to such Restricted Stock, consistent with this Plan; provided, however, that all restrictions, including the right of repurchase, on any Restricted Stock granted to Independent Directors shall lapse on the first anniversary of the date of Restricted Stock grant, except as provided in Section 10.3(b).
          (b) Except as provided in Section 6.2(a)(ii), the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
          (c) Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
          6.3. Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written agreement (each, a “Restricted Stock Agreement”), which shall be executed by the Employee, Independent Director or Consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall determine, consistent with this Plan.
          6.4. Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock) after the Restricted Stock is issued, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall (i) confer on any Restricted Stockholder any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a

Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws. In adopting this Plan, the Board has determined that, in any event, the consideration received or to be received by the Company in respect of any grant of Restricted Stock, whether such consideration be in the form of the recipient’s agreement to continue in the service of the Company as aforesaid or the corresponding expression of loyalty to the Company, or both or otherwise, has a value equal to not less than the product of the par value of per share of common stock and the number of shares of Restricted Stock so granted.
          6.5. Rights as Stockholders. Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the sole and absolute discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.6.
          6.6. Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or service, corporate performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and provided, further, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10 and subject to Section 10.4, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no cash consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon a Termination of Employment, Termination of Directorship or Termination of Consultancy; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.
          6.7. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment, Termination of Directorship or Termination of Consultancy, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Committee may, in its sole and absolute discretion, provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.
          6.8. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.
          6.9. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.
          6.10. Provisions Applicable to Section 162(m) Participants.
          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.
          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.
ARTICLE VII.
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
DEFERRED STOCK, STOCK PAYMENTS
          7.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee, Consultant or Independent Director whom the Committee (or the Board, in the case of such awards to Independent Directors) determines should receive such an award.
          7.2. Performance Awards. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors) may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors), or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors). In making such determinations, the Committee (or the Board, in the case of Performance Awards granted to Independent Directors) shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Employee, Independent Director or Consultant.
          7.3. Dividend Equivalents. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Dividend Equivalents granted to Independent Directors) may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee (or the Board, in the case of Dividend Equivalents granted to Independent Directors). Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee (or the Board, in the case of Dividend Equivalents granted to Independent Directors). With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.
          7.4. Stock Payments. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Stock Payments to Independent

Directors) may receive Stock Payments in the manner determined from time to time by the Committee (or the Board, in the case of Stock Payments to Independent Directors). The number of shares shall be determined by the Committee (or the Board, in the case of Stock Payments to Independent Directors) and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board, in the case of Stock Payments to Independent Directors), determined on the date such Stock Payment is made or on any date thereafter.
          7.5. Deferred Stock. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors) may be granted an award of Deferred Stock in the manner determined from time to time by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors). The number of shares of Deferred Stock shall be determined by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors) and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors). Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors). Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.
          7.6. Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions (including, without limitation, in the case of awards to Employees or Consultants of the Partnership or any Partnership Subsidiary, the mechanism for the transfer or rights under such awards) as the Committee (or the Board, in the case of such awards to Independent Directors) shall determine, consistent with this Plan.
          7.7. Term/Vesting. Subject to Section 10.4, the vesting provisions and the term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee (or the Board, in the case of such awards to Independent Directors) in its sole and absolute discretion.
          7.8. Exercise or Purchase Price. The Committee (or the Board, in the case of such awards to Independent Directors) may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law. In adopting this Plan, the Board has determined that, in any event, the consideration received or to be received by the Company in respect of any such award, whether such consideration be in the form of the recipient’s expression of loyalty to the Company or otherwise, has a value equal to not less than the product of the par value of per share of common stock and the number of shares of comprising the award.
          7.9. Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment is exercisable or payable only while the Grantee is an Employee, Independent Director or Consultant; provided, however, that the Committee in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment may be exercised or paid subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.
          7.10. Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.
          7.11. Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in such agreement or by action of the Committee after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any agreement hereunder shall (i) confer on any Grantee any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws.
          7.12. Provisions Applicable to Section 162(m) Participants.
          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.
          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.
ARTICLE VIII.
STOCK APPRECIATION RIGHTS
          8.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee, Independent Director or Consultant selected by the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors). A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions (including, without limitation, the mechanism for the transfer of rights under such awards) not inconsistent with this Plan as the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its sole and absolute discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.
          8.2. Coupled Stock Appreciation Rights.
          (a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.
          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) may impose.
          8.3. Independent Stock Appreciation Rights.
          (a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors). An ISAR shall be exercisable in such installments as the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) may determine. An ISAR shall cover such number of shares of Common Stock as the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. An ISAR is exercisable only while the Grantee is an Employee, Director or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.
          (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.
          8.4. Payment and Limitations on Exercise.
          (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.
          (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.
          (c) Notwithstanding anything the contrary in the Plan, the Committee shall not have the authority to amend the terms of any outstanding ISAR or CSAR to reduce its exercise price without receiving stockholder approval.
          8.5. Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee after the Stock Appreciation Right is granted) following grant of the Stock Appreciation Right, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall (i) confer upon any Employee, Independent Director or Consultant any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws.
ARTICLE IX.
ADMINISTRATION
          9.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.
          9.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock

Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules; provided, however, that only the full Board, acting by a majority of its members in office, shall have the power to grant awards under this Plan to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
          9.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.
          9.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, Consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.
          9.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time to a committee consisting of one or more members of the Board or of one or more officers of the Company some or all of the Committee’s authority to grant awards under this Plan to eligible recipients; provided, however, that each such recipient must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per centum of any class of any equity security” within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee. Except as otherwise determined by the Committee from time to time, any award grant under this Plan made upon or through the exercise by any member of the Board or officer of the authority contemplated by the above provisions of this Section 9.5, shall be deemed to satisfy a condition subsequent to the grant or approval of such award by the Committee. Accordingly, such grant shall be deemed to have been approved as of the date or time determined by the member of the Board or officer exercising such authority, notwithstanding the earlier action taken by the Committee.
ARTICLE X.
MISCELLANEOUS PROVISIONS
          10.1. Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, or pursuant to a DRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed; provided, however, that Non-Qualified Stock Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents and Stock Payments may be transferred with the consent of the Committee or by gift to a Family Member, in which case the transferee shall receive and hold the Option or other award so transferred subject to the provisions of this Plan and the agreement governing such Option or other award; provided, further, that a transfer of a Non-Qualified Stock Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Optionee, Grantee or Restricted Stockholder) in exchange for an interest in that entity shall be considered a gift of such Option or other award. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
          During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been transferred with the consent of the Committee or pursuant to a DRO or by gift to a Family Member, in which case the transferee may exercise such Option or other award. Unless previously transferred as permitted by this Section 10.1, after the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s or Grantee’s will or under the then applicable laws of descent and distribution.
          Notwithstanding the foregoing, under no circumstances may Options, Performance Awards, Dividend Equivalents, Stock Payments, Stock Appreciation Rights,

awards of Restricted Stock or awards of Deferred Stock granted under the Plan be transferred to a third party for consideration.
          10.2. Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or increase the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan. In no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:
          (a) The expiration of ten years from the date the amendment and restatement of the Plan is adopted by the Board; or
          (b) The expiration of ten years from the date the amendment and restatement of the Plan is approved by the Company’s stockholders under Section 10.5.
          10.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
          (a) Subject to Section 10.3(d), in the event that the Committee determines that, other than in the case of an Equity Restructuring, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, reorganization, merger, consolidation, split up, spin off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole and absolute discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);
          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock; and
          (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.
          (b) Subject to Section 10.3(e), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all Options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.
          (c) Subject to Section 10.3(e), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its sole and absolute discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate or desirable:
          (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee’s request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the holder’s rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee in its sole and absolute discretion;
          (ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

          (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;
          (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
          (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and
          (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event.
          (d) Subject to Section 10.3(e) and 10.7, the Committee may, in its sole and absolute discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.
          (e) With respect to Options, Stock Appreciation Rights and performance or incentive awards described in Article VII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.
     (f) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 10.3(a), 10.3(b) and 10.3(c):
     (i) The number and type of securities subject to each outstanding Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 10.3(f)(i) shall be nondiscretionary and shall be final and binding on the affected Employee, Director or Consultant and the Company.
     (ii) The Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3 and the Award Limit).
     (iii) Notwithstanding anything in Section 10.3(f)(i) and 10.3(f)(ii) to the contrary, this Section 10.3(f)(i) and 10.3(f)(ii) shall not apply to, and instead Section 10.3(a) of the Plan shall apply to, any Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock to which the adoption of this Amendment to the Plan by the Board would (A) result in a penalty tax under Section 409A of the Code and the Department of Treasury proposed and final regulations and guidance thereunder or (B) cause any Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.
          10.4. Approval of Plan by Stockholders. This Plan was originally approved by the Company’s stockholders on May 30, 2002. This Plan, as amended and restated herein, will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the amendment and restatement of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments (in the form of options or purchase rights) may be granted and Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or

Stock Payments previously granted and all Deferred Stock previously awarded under this Plan that exceed the limits in Section 2.1 of the Plan as in effect immediately prior to such amendment and restatement shall thereupon be canceled and become null and void and the terms of the Plan shall revert to such terms of the Plan as were in effect immediately prior to this amendment and restatement.
          10.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee may in its sole and absolute discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable or becoming vested under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the statutory minimum sums required to be withheld.
          10.6. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).
          10.7. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.
          10.8. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company, the Partnership or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
          10.9. Section 83(b) Election Prohibited. No Grantee, Optionee or Restricted Stockholder may make an election under Section 83(b) of the Code with respect to any award or grant under this Plan.
          10.10. Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Consultants and Independent Directors, the Committee (or the Board in the case of Independent Directors), in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Employees, Consultants and Independent Directors outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock granted to Employees, Consultants and Independent Directors outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 of the Plan; and (v) take any action, before or after the grant of an Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Options, Performance Awards, Dividend Equivalents, Stock Payments, Stock Appreciation Rights, awards of Restricted Stock or awards of Deferred Stock shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.
          10.11. Section 409A. To the extent that the Committee determines that any Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock granted under the Plan is subject to Section 409A of the Code, the agreement evidencing such Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and such agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the amendment and restatement of this Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the amendment and restatement of this Plan the Committee determines that any Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of this amendment and restatement of the Plan), the Committee may adopt such amendments to the Plan and the applicable agreement evidencing such Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, award of Restricted Stock or award of Deferred Stock, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.
          10.12. Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
          10.13. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.
          10.14. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

          10.15. Conflicts with Company’s Articles of Incorporation. Notwithstanding any other provision of this Plan, no Optionee, Grantee or Restricted Stockholder shall acquire or have any right to acquire any Common Stock, and shall not have other rights under this Plan, which are prohibited under the Company’s Articles of Incorporation.

          IN WITNESS WHEREOF, the parties below have caused the foregoing Plan, as amended and restated, to be approved by their officers duly authorized on this 16th day of February, 2007.

AMB PROPERTY, L.P., a Delaware limited partnership
By:	AMB Property Corporation
its general partner

By:	/s/ Michael A. Coke
	Name:	Michael A. Coke
	Title:	Chief Financial Officer and Executive Vice President

AMB PROPERTY CORPORATION, a Maryland corporation
By:	/s/ Michael A. Coke
	Name:	Michael A. Coke
	Title:	Chief Financial Officer and Executive Vice President

          I hereby certify that the Plan was initially adopted by the Board of Directors of AMB Property Corporation on February 26, 2002 and that the foregoing amendment and restatement of the Plan was duly adopted by the Board of Directors of AMB Property Corporation on February 16, 2007.
          Executed on this 16th day of February, 2007.

By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	Senior Vice President, General Counsel and Secretary

* * * * * * * * *
          I hereby certify that the Plan was initially adopted by the stockholders of AMB Property Corporation on May 30, 2002 and that the foregoing amendment and restatement of the Plan was duly adopted by the stockholders of AMB Property Corporation on May 10, 2007.
          Executed on this 10th day of May, 2007.

By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	Senior Vice President, General Counsel and Secretary

Appendix 1
ADDITIONAL PROVISIONS FOR OPTIONS GRANTED
TO EMPLOYEES, DIRECTORS AND CONSULTANTS IN CHINA
PURSUANT
TO THE AMENDED AND RESTATED
2002 STOCK OPTION AND INCENTIVE PLAN
OF
AMB PROPERTY CORPORATION
AND AMB PROPERTY L.P.
PEOPLE’S REPUBLIC OF CHINA
All Options granted to Employees, Directors and Consultants in the People’s Republic of China will only be exercisable using a cashless exercise method. Only full same day cashless exercises (proceeds remitted in cash) will be permitted. Cash exercises are prohibited.